--------------------------------------------------------------------------------
LARGE-CAP VALUE
--------------------------------------------------------------------------------

AllianceBernstein
Disciplined Value
Fund

Annual Report
November 30, 2001

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                             o Are Not FDIC Insured
                             o May Lose Value
                             o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 16, 2002

Dear Shareholder:

This report provides the performance, investment strategy and outlook for AllianceBernstein Disciplined Value Fund (the "Fund"), formerly Alliance Disciplined Value Fund, for the annual reporting period ended November 30, 2001.

Investment Objective and Policies

This open-end fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. The Fund's investment objective is long-term growth of capital through the application of a disciplined value-oriented investment process. The Fund expects, under normal circumstances, to invest primarily in equity securities of about 75 U.S. companies. The Fund may also invest up to 15% of its total assets in non-U.S. companies.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2001.

Investment Results*
Periods Ended November 30, 2001

                                                         -----------------------
                                                              Total Returns
                                                         -----------------------
                                                         6 Months      12 Months
--------------------------------------------------------------------------------
Alliance Bernstein Disciplined Value Fund
   Class A                                                 -9.66%         15.40%
--------------------------------------------------------------------------------
   Class B                                                 -9.96%         14.60%
--------------------------------------------------------------------------------
   Class C                                                 -9.90%         14.71%
--------------------------------------------------------------------------------
Russell 1000 Value Index                                   -8.66%         -3.14%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Disciplined Value Fund.

      Additional investment results appear on pages 5-8.

Market Commentary

The Fund modestly underperformed its style benchmark for the six-month period, but significantly outperformed it for the 12-month period ended November 30, 2001. While performance was good for the 12-month period, our overweight position in energy service companies and underweight position in economically sensitive stock detracted from performance late in the year. All in all, we believe the Fund's commitment to fundamental research and our execution of its relative value-based investment process will continue to serve shareholders well over the long-term.


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

In a year that will be forever defined by the horrific events of September 11, the fact that the average investor had to endure a second consecutive unsatisfactory investment year experience seems most inconsequential against the backdrop of the collapsing World Trade Center towers. After a difficult 2000, major U.S. equity performance barometers again moved lower in 2001.

Nevertheless, robust capital market returns during the months of October and November have inspired investor hopes that formidable pro-growth monetary and fiscal policy initiatives will achieve their desired effects of stabilizing and stimulating U.S. economic activity. Indeed, with the Alan Greenspan-led Federal Reserve deep into an almost unprecedented interest rate easing mode, investor appetite for risk taking appears to have increased at year-end. While we believe the willingness of investors to assume risk is an important precursor to improved levels of overall domestic psychology, we need to see this boldness expand into the real, productive side of the economy. The willingness of fundamental businesses to assume risk (i.e., increase investments in business process technology and physical inventories) will be one of the key components to the timing and trajectory of economic recovery. We suspect the equity markets will eventually require higher levels of corporate earnings to support and advance prices from current levels.

Attribution Analysis

The Fund implements a disciplined, fundamentally driven, value-based investment strategy. Our mandate is to consistently execute this strategy and focus on individual stock selection. Over the years, through the lens of our relative value methodology, we have been able to identify and invest in good businesses at cheap prices--a recipe for success that continued to work in 2001.

The Fund benefited handsomely from distressed and out of favor technology stock investments made early in the year, and again in the wake of September 11. Investments in semiconductor and electronic manufacturing companies early in the year underpinned solid first half performance. Later in the year, in the aftermath of September 11, investments in business software and telecommunications equipment companies contributed smartly to Fund performance. Solid performance from stable company investments also added to shareholder gains. Lower interest rates underpinned excellent performance from our investments in the homebuilders sector, and generally good performance from our investments in financial services stocks, with notable performance contributions from Bank America, Merrill Lynch and property casualty insurers.

Against the background of a generally difficult market, there were several investments that hurt Fund performance. In general, economically and energy sensitive investments were significant detractors to Fund performance in 2001. The Fund maintained a relatively large exposure to energy stocks throughout the year, approximating 15% to 20% of the Fund's portfolio on average. We believe many stocks in this sector are quite attractive on a long-


--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

term basis. Our investments in economically sensitive stocks also cost the Fund performance this year, with notably disappointing results coming from our airline, chemical, and modest gaming exposures. Fortunately, the good outweighed the bad, and overall portfolio performance was quite good versus the Fund's peer group and benchmark.

Future Outlook

Where do we go from here? We expect the character of news flow will continue to improve as economic conditions positively respond to policy initiatives. Given the dramatic run up in stock prices experienced at year-end, investors are clearly anticipating a fundamental turn for the better. In fact, because of the year-end advance in stock prices, the investment opportunity set is less clear today than it was in the beginning of October. With substantial price moves toward recovery in the stocks of key technology and economically sensitive, high profile beneficiaries of economic recovery behind us, we believe a more obvious improvement in fundamental business performance might be necessary to fuel further gains. Many of our valuation indicators are already suggesting that a more defensive portfolio posture might be more prudent.

From a longer-term point of view, we believe investors need to stay focused on the key fundamental drivers that nurtured the bull market in U.S. equities for close to 20 years, i.e., high productivity, low inflation, low interest rates, globalization, and strong profit growth. In many respects, the consequences of the tragic events of September 11 pose some threat to the structural integrity of many of these bull market pillars. Productivity gains, for example, can only be undermined as corporations layer higher security and logistical costs over the more ordinary costs of running businesses. Globalizatioin cannot move forward at anywhere near the same breakneck rate as in the prior two decades in the current global political environment. Furthermore, the recent economic slowdown has exposed the aggressive accounting practices involved in the robust earnings per share (EPS) growth rates reported in the latter years of the bull market.

Overstated profit growth during the late 90's went largely ignored as long as the market and individual stocks continued to work. Companies replaced cash compensation with stock options and contributed less to employee pension plans as the bull market fattened pension assets. Thus, these companies generally became too proficient at serially writing down the value of underperforming assets, a mechanism that in many instances overstates future earnings by underestimating future expenses. Levels of earnings growth that companies can sustain on a consistent, long-term basis are a key fundamental determinant in estimating the worth of stocks. With the market so focused on the second derivative of corporate performance (i.e., is business performance today better than it was yesterday) rather than the level of corporate performance and how perception is being managed by company CEOs, we wonder whether the appropriate fundamental lessons have been learned during recent months.


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Given recent positive market momentum, our year-end move to become more conservative in stock selection may prove premature. We would like to point out that adhering to our investment disciplines for this Fund has served us well over the long-term. With our valuation framework arguing for a more conservative stance, we have dutifully responded. As the opportunity set reshapes itself in the equity market, we are prepared to adjust the portfolio accordingly.

Thank you for your interest and investment in AllianceBernstein Disciplined Value Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Paul C. Rissman

Paul C. Rissman
Senior Vice President


/s/ Frank V. Caruso

Frank V. Caruso
Senior Vice President

[PHOTO OMITTED] John D. Carifa

[PHOTO OMITTED] Paul C. Rissman

[PHOTO OMITTED] Frank V. Caruso

Portfolio Managers, Paul C. Rissman and Frank V. Caruso, have over 32 years of combined investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
November 30, 2001

ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND
GROWTH OF A $10,000 INVESTMENT
12/31/99* TO 11/30/01

AllianceBernstein Disciplined Value Fund Class A: $12,214
Russell 1000 Value Index: $9,871

  [The following was represented by a mountain graph in the printed material.]

                             AllianceBernstein           Russell 1000
                          Discipline Value Fund           Value Index
------------------------------------------------------------------------
     12/31/99                    $ 9,574                    $10,000
     3/31/00                     $10,148                    $10,048
     6/30/00                     $10,259                    $ 9,577
     9/30/00                     $10,862                    $10,330
     12/31/00                    $11,440                    $10,701
     3/31/01                     $11,374                    $10,075
     6/30/01                     $13,119                    $10,567
     9/30/01                     $10,852                    $ 9,409
     11/30/01                    $12,214                    $ 9,871


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Disciplined Value Fund Class A shares (from 12/31/99 to 11/30/01) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 1000 Value Index contains those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

When comparing AllianceBernstein Disciplined Value Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Disciplined Value Fund.

*     Closest month-end to Fund's Class A share inception date of 12/22/99.


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

     [The following was represented by a bar chart in the printed material.]

AllianceBernstein Disciplined Value Fund - Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                              AllianceBernstein           Russell 1000
                            Disciplined Value Fund        Value Index
--------------------------------------------------------------------------------
      11/30/00*                     14.20%                    1.91%
      11/30/01                      15.40%                   -3.14%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, Class C and Advisor Class shares will vary from the results shown above due to different expenses associated with these classes. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Russell 1000 Value Index contains those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Disciplined Value Fund.

* The Fund's return for the period ended 11/30/00 is from the Fund's inception date of 12/22/99. The benchmark's return for the period ended 11/30/00 is from 12/31/99 through 11/30/93.


--------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
November 30, 2001

INCEPTION DATES    PORTFOLIO STATISTICS

Class A Shares     Net Assets ($mil): $210.6
12/22/99
Class B Shares
12/22/99
Class C Shares
12/22/99

SECTOR BREAKDOWN

22.9% Health Care
15.7% Consumer Staples
15.1% Finance
12.6% Energy
 9.6% Utilities
 3.9% Technology                      [PIE CHART OMITTED]
 3.8% Multi-Industry Companies
 0.8% Capital Goods
 0.7% Consumer Services
 0.7% Basic Industry
 0.6% Transportation

13.6% Short-Term

All data as of November 30, 2001. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2001

Class A Shares
--------------------------------------------------------------------------------
                                Without Sales Charge           With Sales Charge
            1 Year                     15.40%                        10.47%
   Since Inception*                    15.29%                        12.76%

Class B Shares
--------------------------------------------------------------------------------
                                Without Sales Charge           With Sales Charge
            1 Year                     14.60%                        10.61%
   Since Inception*                    14.56%                        13.20%

Class C Shares
--------------------------------------------------------------------------------
                                Without Sales Charge           With Sales Charge
            1 Year                     14.71%                        13.71%
   Since Inception*                    14.52%                        14.52%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2001)

                              Class A          Class B          Class C
                               Shares           Shares           Shares
--------------------------------------------------------------------------------
            1 Year             12.11%            1.91%            5.00%
   Since Inception*            12.08%           12.88%           13.70%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may at times be concentrated in a particular sector or industry group and, therefore, may be subject to greater risk. The Fund can invest in small to mid-capitalization companies. These investments may be more volatile than investments in large capitalization companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date for all share classes: 12/22/99.


--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
November 30, 2001

                                                                      Percent of
Company                                             U.S. $ Value      Net Assets
--------------------------------------------------------------------------------
Philip Morris Company, Inc.                          $ 8,254,750            3.9%
--------------------------------------------------------------------------------
Tyco International, Ltd.                               8,232,000            3.9
--------------------------------------------------------------------------------
American Home Products Corp.                           8,113,500            3.9
--------------------------------------------------------------------------------
Kroger Co.                                             7,596,000            3.6
--------------------------------------------------------------------------------
Health Management Associates, Inc. Cl.A                7,316,250            3.5
--------------------------------------------------------------------------------
Citigroup, Inc.                                        7,185,000            3.4
--------------------------------------------------------------------------------
Repsol YPF, SA (ADR)                                   7,150,000            3.4
--------------------------------------------------------------------------------
Manor Care, Inc.                                       5,837,500            2.8
--------------------------------------------------------------------------------
HCA Healthcare Corp.                                   5,818,500            2.8
--------------------------------------------------------------------------------
Safeway, Inc.                                          5,792,800            2.7
--------------------------------------------------------------------------------
                                                     $71,296,300           33.9%

MAJOR PORTFOLIO CHANGES
Six Months Ended November 30, 2001

                                               ---------------------------------
                                                             Shares
                                               ---------------------------------
Purchases                                       Bought        Holdings 11/30/01
--------------------------------------------------------------------------------
American Home Products Corp.                   135,000                  135,000
--------------------------------------------------------------------------------
Dynegy, Inc. Cl.A                               88,750                  163,750
--------------------------------------------------------------------------------
HCA Healthcare Corp.                           150,000                  150,000
--------------------------------------------------------------------------------
Health Management Associates, Inc. Cl.A        375,000                  375,000
--------------------------------------------------------------------------------
Manor Care, Inc.                               250,000                  250,000
--------------------------------------------------------------------------------
Mirant Corp.                                   175,000                  175,000
--------------------------------------------------------------------------------
Philip Morris Company, Inc.                    100,000                  175,000
--------------------------------------------------------------------------------
Repsol YPF, SA (ADR)                           500,000                  500,000
--------------------------------------------------------------------------------
Safeway, Inc.                                  130,000                  130,000
--------------------------------------------------------------------------------
Schering-Plough Corp.                          137,500                  137,500
--------------------------------------------------------------------------------

Sales                                             Sold        Holdings 11/30/01
--------------------------------------------------------------------------------
ACE, Ltd.                                       45,000                       -0-
--------------------------------------------------------------------------------
AMR Corp.                                       85,000                       -0-
--------------------------------------------------------------------------------
BP Amoco Plc (ADR)                              37,500                       -0-
--------------------------------------------------------------------------------
Comcast Corp. Cl.A                             100,000                       -0-
--------------------------------------------------------------------------------
Continental Airlines, Inc. Cl.B                 42,500                       -0-
--------------------------------------------------------------------------------
Flextronics International, Ltd.                100,000                       -0-
--------------------------------------------------------------------------------
Tenet Healthcare Corp.                          90,000                       -0-
--------------------------------------------------------------------------------
Trigon Healthcare, Inc.                         33,500                   26,500
--------------------------------------------------------------------------------
Wellpoint Health Networks, Inc.                 35,000                       -0-
--------------------------------------------------------------------------------
XL Capital, Ltd. Cl.A                           22,500                       -0-
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2001

Company                                                    Shares   U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-88.4%

Health Care-23.4%
Drugs-7.9%
American Home Products Corp. .........................    135,000    $ 8,113,500
Merck & Co., Inc. ....................................     52,700      3,570,425
Schering-Plough Corp. ................................    137,500      4,912,875
                                                                     -----------
                                                                      16,596,800
                                                                     -----------
Medical Products-2.6%
Health Net, Inc.(a) ..................................     85,000      1,700,000
Medtronic, Inc. ......................................     80,000      3,782,400
                                                                     -----------
                                                                       5,482,400
                                                                     -----------
Medical Services-12.1%
Cardinal Health, Inc. ................................     50,000      3,416,000
HCA Healthcare Corp. .................................    150,000      5,818,500
Health Management Associates, Inc. Cl.A(a) ...........    375,000      7,316,250
Humana, Inc.(a) ......................................    250,000      3,145,000
Manor Care, Inc.(a) ..................................    250,000      5,837,500
                                                                     -----------
                                                                      25,533,250
                                                                     -----------
Miscellaneous-0.8%
Trigon Healthcare, Inc.(a) ...........................     26,500      1,713,225
                                                                     -----------
                                                                      49,325,675
                                                                     -----------
Consumer Staples-16.0%
Beverages-1.6%
Anheuser-Busch Company, Inc. .........................     80,000      3,448,000
                                                                     -----------
Cosmetics-1.7%
Avon Products, Inc. ..................................     75,000      3,580,500
                                                                     -----------
Food-0.8%
Sara Lee Corp. .......................................     75,000      1,641,000
                                                                     -----------
Retail - Food & Drug-6.4%
Kroger Co.(a) ........................................    300,000      7,596,000
Safeway, Inc.(a) .....................................    130,000      5,792,800
                                                                     -----------
                                                                      13,388,800
                                                                     -----------
Tobacco-5.5%
Loews Corp. ..........................................     60,000      3,409,800
Philip Morris Company, Inc. ..........................    175,000      8,254,750
                                                                     -----------
                                                                      11,664,550
                                                                     -----------
                                                                      33,722,850
                                                                     -----------
Finance-15.4%
Banking - Money Center-0.7%
J. P. Morgan Chase & Co. .............................     40,725      1,536,147
                                                                     -----------


--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                    Shares   U.S. $ Value
--------------------------------------------------------------------------------

Banking - Regional-3.9%
Bank of America Corp. ................................     70,000    $ 4,296,600
Bank One Corp. .......................................     67,250      2,517,840
KeyCorp ..............................................     60,000      1,374,000
                                                                     -----------
                                                                       8,188,440
                                                                     -----------
Brokerage & Money Management-1.3%
Merrill Lynch & Co., Inc. ............................     25,000      1,252,250
Morgan Stanley Dean Witter & Co. .....................     25,000      1,387,500
                                                                     -----------
                                                                       2,639,750
                                                                     -----------
Insurance-1.4%
MetLife, Inc. ........................................    110,000      3,017,300
                                                                     -----------
Mortgage Banking-3.0%
Golden West Financial Corp. ..........................     75,000      3,877,500
The PMI Group, Inc. ..................................     40,000      2,526,000
                                                                     -----------
                                                                       6,403,500
                                                                     -----------
Miscellaneous-5.1%
Citigroup, Inc. ......................................    150,000      7,185,000
Household International, Inc. ........................     60,000      3,539,400
                                                                     -----------
                                                                      10,724,400
                                                                     -----------
                                                                      32,509,537
                                                                     -----------
Energy-12.9%
Domestic Producers-2.5%
Devon Energy Corp. ...................................    100,000      3,439,000
Kerr-McGee Corp. .....................................     33,500      1,760,090
                                                                     -----------
                                                                       5,199,090
                                                                     -----------
International-3.4%
Repsol YPF, SA (ADR) (Spain) .........................    500,000      7,150,000
                                                                     -----------
Oil Service-4.7%
Baker Hughes, Inc. ...................................     56,000      1,846,320
BJ Services Co.(a) ...................................    100,000      2,786,000
GlobalSantaFe Corp. ..................................     50,000      1,210,000
Noble Drilling Corp.(a) ..............................     90,000      2,655,000
Transocean Sedco Forex, Inc. .........................     47,500      1,344,250
                                                                     -----------
                                                                       9,841,570
                                                                     -----------
Miscellaneous-2.3%
Dynegy, Inc. Cl.A ....................................    163,750      4,969,813
                                                                     -----------
                                                                      27,160,473
                                                                     -----------
Utilities-9.9%
Electric & Gas Utility-9.9%
Allegheny Energy, Inc. ...............................     85,000      2,962,250
Ameren Corp. .........................................     80,000      3,270,400
American Electric Power Co., Inc. ....................     10,000        412,500
Cinergy Corp. ........................................     75,000      2,211,000
Constellation Energy Group ...........................    110,000      2,612,500


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                    Shares   U.S. $ Value
--------------------------------------------------------------------------------

FirstEnergy Corp. ................................         50,000    $ 1,689,000
Mirant Corp.(a) ..................................        175,000      4,271,750
Pinnacle West Capital Corp. ......................         80,000      3,340,000
                                                                     -----------
                                                                      20,769,400
                                                                     -----------
Technology-4.0%
Communication Equipment-0.6%
Juniper Networks, Inc.(a) ........................         50,000      1,229,000
                                                                     -----------
Computer Software-0.2%
Amdocs, Ltd. (Guernsey)(a) .......................         12,500        413,375
                                                                     -----------
Contract Manufacturing-2.6%
Sanmina Corp.(a) .................................        175,000      3,745,000
Solectron Corp.(a) ...............................        115,000      1,690,500
                                                                     -----------
                                                                       5,435,500
                                                                     -----------
Semi-Conductor Components-0.6%
Fairchild Semiconductor Corp. Cl.A(a) ............         54,600      1,337,700
                                                                     -----------
                                                                       8,415,575
                                                                     -----------
Multi-Industry Companies-3.9%
Tyco International, Ltd. .........................        140,000      8,232,000
                                                                     -----------
Capital Goods-0.8%
Electrical Equipment-0.8%
The Shaw Group, Inc.(a) ..........................         60,000      1,613,400
                                                                     -----------
Consumer Services-0.7%
Broadcasting & Cable-0.7%
Charter Communications, Inc. Cl.A(a) .............        100,000      1,538,000
                                                                     -----------
Basic Industry-0.7%
Chemicals-0.7%
Solutia, Inc. ....................................        100,000      1,388,000
                                                                     -----------
Transportation-0.7%
Railroad-0.7%
Union Pacific Corp. ..............................         25,000      1,376,250
                                                                     -----------
Total Common Stocks
   (cost $176,752,348) ...........................                   186,051,160
                                                                     -----------


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT-13.9%
Time Deposit-13.9%
State Street Euro Dollar
   1.50%, 12/03/01
   (cost $29,306,000) ...........................     $29,306     $  29,306,000
                                                                  -------------

Total Investments-102.3%
   (cost $206,058,348) ..........................                   215,357,160
Other assets less liabilities-(2.3%) ............                    (4,746,397)
                                                                  -------------
Net Assets-100% .................................                 $ 210,610,763
                                                                  =============

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2001

Assets
Investments in securities, at value
   (cost $206,058,348) .....................................      $ 215,357,160
Cash .......................................................                436
Receivable for capital stock sold ..........................          2,298,968
Receivable for investment securities sold ..................            972,095
Collateral held for securities loaned ......................            800,000
Dividends and interest receivable ..........................            177,949
                                                                  -------------
Total assets ...............................................        219,606,608
                                                                  -------------
Liabilities
Payable for investment securities purchased ................          7,495,651
Payable for collateral received on securities loaned .......            800,000
Payable for capital stock redeemed .........................            290,312
Advisory fee payable .......................................            124,427
Distribution fee payable ...................................            123,358
Accrued expenses and other liabilities .....................            162,097
                                                                  -------------
Total liabilities ..........................................          8,995,845
                                                                  -------------
Net Assets .................................................      $ 210,610,763
                                                                  =============
Compositon of Net Assets
Capital stock, at par ......................................      $      16,218
Additional paid-in capital .................................        209,961,233
Accumulated net realized loss on investments ...............         (8,665,500)
Net unrealized appreciation of investments .................          9,298,812
                                                                  -------------
                                                                  $ 210,610,763
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($76,616,872 / 5,852,889 shares of capital
   stock issued and outstanding) ...........................             $13.09
Sales charge--4.25% of public offering price ...............                .58
                                                                         ------
Maximum offering price .....................................             $13.67
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($98,203,698 / 7,593,938 shares of capital
   stock issued and outstanding) ...........................             $12.93
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($35,790,193 / 2,770,765 shares of capital stock
   issued and outstanding) .................................             $12.92
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2001

Investment Income
Dividends (net of foreign taxes
   withheld of $4,553) ..........................    $ 1,107,670
Interest ........................................        281,468     $1,389,138
                                                     -----------
Expenses
Advisory fee ....................................      1,011,340
Distribution fee--Class A .......................        136,806
Distribution fee--Class B .......................      453,671
Distribution fee--Class C .......................      173,795
Transfer agency .................................        174,244
Registration ....................................        145,306
Custodian .......................................        116,976
Administrative ..................................        136,000
Audit and legal .................................         64,858
Printing ........................................         40,097
Directors' fees .................................         31,000
Miscellaneous ...................................          4,365
                                                     -----------
Total expenses ..................................      2,488,458
Less: expenses wavied and reimbursed
   by the adviser (See Note B) ..................        (45,333)
                                                     -----------
Net expenses ....................................                     2,443,125
                                                                     ----------
Net investment loss .............................                    (1,053,987)
                                                                     ----------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions .................................                    (8,450,382)
Net realized loss on futures transactions .......                          (200)
Net change in unrealized
   appreciation/depreciation
   of investments ...............................                     9,249,956
                                                                     ----------
Net gain on investments .........................                       799,374
                                                                     ----------
Net Decrease in Net Assets
   from Operations .................................                 $ (254,613)
                                                                     ==========

See notes to financial statements.


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                   December 22,
                                                 Year Ended         1999(a) to
                                                 November 30,      November 30,
                                                     2001              2000
                                                =============      ============
Increase (Decrease) in Net Assets
from Operations
Net investment loss .......................     $  (1,053,987)     $    (36,359)
Net realized loss on investments
   and futures transactions ...............        (8,450,582)          (49,790)
Net change in unrealized
   appreciation/depreciation
   of investments .........................         9,249,956            48,856
                                                -------------      ------------
Net decrease in net assets
   from operations ........................          (254,613)          (37,293)
Distributions to Shareholders from:
Distributions in excess of net realized
   gain on investments
   Class A ................................          (120,311)               -0-
   Class B ................................           (40,388)               -0-
   Class C ................................           (28,077)               -0-
Capital Stock Transactions
Net increase ..............................       191,349,736        19,641,509
                                                -------------      ------------
Total increase ............................       190,906,347        19,604,216
Net Assets
Beginning of period .......................        19,704,416           100,200
                                                -------------      ------------
End of period (including undistributed
   net investment income of $6,442
   at November 30, 2000) ..................     $ 210,610,763      $ 19,704,416
                                                =============      ============

(a)   Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2001

NOTE A

Significant Accounting Policies

AllianceBernstein Disciplined Value Fund, Inc. (the "Fund"), organized as a Maryland corporation on July 6, 1999, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to February 28, 2001, the Fund was known as the Alliance Disciplined Value Fund, Inc. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S.


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discount and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net operating losses and distributions in excess of net realized gains resulted in a net decrease in accumulated net investment loss and accumulated net realized loss on investments and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") at an annualized rate of .75% of the average daily net assets of the Fund. The fee is accrued daily and paid monthly.

The Fund and the Adviser entered into an Expense Limitation Agreement (the "Agreement"), dated December 6, 1999, under which the Adviser agreed to waive its fees and, if necessary, reimburse expenses for the period from December 22, 1999 (commencement of operations) to December 21, 2000, exceeding the annual rate of 2.50% of average daily net assets for Class A shares and 3.20% of average daily net assets for Class B shares and Class C shares, respectively. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than December 21, 2002, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses. During the year ended November 30, 2001, the Fund repaid $198,725 of such previously waived and reimbursed expenses to the Advisor. At November 30, 2001, there were no expenses waived and reimbursed by the Advisor that are subject to repayment.

Pursuant to the advisory agreement, the Fund paid $90,667 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2001. In addition, the Adviser agreed to waive a portion of its fees for such services. Such waiver amounted to $45,333.

The Fund compensates Alliance Global Investor Services, Inc., (AGIS), (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $142,168 for the year ended November 30, 2001.

For the year ended November 30, 2001, the Fund's expenses were reduced by $1,635 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $50,789 from the sale of Class A shares and $214, $80,971 and $10,702 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended November 30, 2001.

Brokerage commissions paid on investment transactions for the year ended November 30, 2001, amounted to $1,059,794, of which $2,500 was paid to


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,989,738 and $542,890 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $469,100,377 and $301,524,654, respectively, for the year ended November 30, 2001. There were no purchases and sales of U.S. government and government agency obligations for the year ended November 30, 2001.

At November 30, 2001, the cost of investments for federal income tax purposes was $209,640,939. Gross unrealized appreciation of investments was $9,237,821 and gross unrealized depreciation of investments was $3,521,600 resulting in net unrealized appreciation of $5,716,221.

At November 30, 2001, the Fund had a capital loss carryforward of $5,082,909 that expires in 2009.

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolios against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments. The Fund's activities in domestic futures contracts are conducted through regulated exchanges which do not result in counterparty credit risk.

At the time the Fund enters into a futures contract, the Fund deposits and maintains with their custodian as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At November 30, 2001, the Fund had no outstanding futures contract.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Fund. UBS/Paine Webber will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of November 30, 2001, the Fund had loaned securities with a value of $769,000 and received cash collateral of $800,000. For the year ended November 30, 2001, the Fund received fee income of $2,734 which is included in interest income in the accompanying Statement of Operations.

NOTE F

Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each Class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                     ----------------------------      ------------------------------
                                 Shares                            Amount
                     ----------------------------      ------------------------------
                                     December 22,                        December 22,
                       Year Ended      1999(a) to        Year Ended        1999(a) to
                     November 30,    November 30,      November 30,      November 30,
                             2001            2000              2001              2000
                     ----------------------------------------------------------------
Class A
Shares sold             5,356,045       1,281,986      $ 71,137,673      $ 14,777,440
-------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions            8,747              -0-          103,934                -0-
-------------------------------------------------------------------------------------
Shares converted
   from Class B            16,878              -0-          223,538                -0-
-------------------------------------------------------------------------------------
Shares redeemed          (805,672)        (15,095)      (10,135,611)         (178,720)
-------------------------------------------------------------------------------------
Net increase            4,575,998       1,266,891      $ 61,329,534      $ 14,598,720
=====================================================================================

(a)   Commencement of operations.


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                     ----------------------------      ------------------------------
                                 Shares                            Amount
                     ----------------------------      ------------------------------
                                     December 22,                        December 22,
                       Year Ended      1999(a) to        Year Ended        1999(a) to
                     November 30,    November 30,      November 30,      November 30,
                             2001            2000              2001              2000
                     ----------------------------------------------------------------
Class B
Shares sold             8,345,207         239,171     $ 108,839,456      $ 2,741,986
-------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions            3,745              -0-           44,743               -0-
-------------------------------------------------------------------------------------
Shares converted
   from Class A           (17,071)             -0-         (223,538)              -0-
-------------------------------------------------------------------------------------
Shares redeemed          (966,597)        (10,527)      (12,213,837)        (114,624)
-------------------------------------------------------------------------------------
Net increase            7,365,284         228,644     $  96,446,824      $ 2,627,362
=====================================================================================

Class C
Shares sold             2,831,438         225,173     $  37,167,653      $ 2,442,751
-------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions            2,236              -0-           26,429               -0-
-------------------------------------------------------------------------------------
Shares redeemed          (285,643)         (2,449)       (3,620,704)         (27,324)
-------------------------------------------------------------------------------------
Net increase            2,548,031         222,724     $  33,573,378      $ 2,415,427
=====================================================================================

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2001.

(a)   Commencement of operations.


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     ---------------------------------
                                                                                  Class A
                                                                     ---------------------------------
                                                                                          December 22,
                                                                       Year Ended           1999(a) to
                                                                     November 30,         November 30,
                                                                             2001                 2000
                                                                     ---------------------------------
Net asset value, beginning of period .........................            $ 11.42              $ 10.00
                                                                     ---------------------------------
Income From Investment Operations
Net investment loss(b)(c) ....................................               (.07)                (.03)
Net realized and unrealized gain on investment transactions ..               1.82                 1.45
                                                                     ---------------------------------
Net increase in net asset value from operations ..............               1.75                 1.42
                                                                     ---------------------------------
Less: Distributions
Distributions in excess of net realized gain on investments ..               (.08)                  -0-
                                                                     ---------------------------------
Net asset value, end of period ...............................            $ 13.09              $ 11.42
                                                                     =================================
Total Return
Total investment return based on net asset value(d)  .........              15.40%               14.20%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ....................            $76,617              $14,583
Ratios to average net assets of:
   Expenses, net of waivers/reimbursements ...................               1.85%                2.50%(e)
   Expenses, before waivers/reimbursements ...................               1.88%                9.25%(e)
   Net investment loss(c) ....................................               (.55)%               (.33)%(e)
Portfolio turnover rate ......................................                299%                 249%

See footnote summary on page 25.


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     ---------------------------------
                                                                                  Class B
                                                                     ---------------------------------
                                                                                          December 22,
                                                                       Year Ended           1999(a) to
                                                                     November 30,         November 30,
                                                                             2001                 2000
                                                                     ---------------------------------
Net asset value, beginning of period .........................            $ 11.36               $10.00
                                                                     ---------------------------------
Income From Investment Operations
Net investment loss(b)(c) ....................................               (.16)                (.11)
Net realized and unrealized gain on investment transactions ..               1.81                 1.47
                                                                     ---------------------------------
Net increase in net asset value from operations ..............               1.65                 1.36
                                                                     ---------------------------------
Less: Distributions
Distributions in excess of net realized gain on investments ..               (.08)                  -0-
                                                                     ---------------------------------
Net asset value, end of period ...............................            $ 12.93               $11.36
                                                                     =================================
Total Return
Total investment return based on net asset value(d)  .........              14.60%               13.60%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ....................            $98,204               $2,597
Ratios to average net assets of:
   Expenses, net of waivers/reimbursements ...................               2.55%                3.20%(e)
   Expenses, before waivers/reimbursements ...................               2.60%                8.16%(e)
   Net investment loss(c) ....................................              (1.28)%              (1.08)%(e)
Portfolio turnover rate ......................................                299%                 249%

See footnote summary on page 25.


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     ---------------------------------
                                                                                  Class C
                                                                     ---------------------------------
                                                                                          December 22,
                                                                       Year Ended           1999(a) to
                                                                     November 30,         November 30,
                                                                             2001                 2000
                                                                     ---------------------------------
Net asset value, beginning of period .........................            $ 11.34               $10.00
                                                                     ---------------------------------
Income From Investment Operations
Net investment loss(b)(c) ....................................               (.16)                (.12)
Net realized and unrealized gain on investment transactions ..               1.82                 1.46
                                                                     ---------------------------------
Net increase in net asset value from operations ..............               1.66                 1.34
                                                                     ---------------------------------
Less: Distributions
Distributions in excess of net realized gain on investments ..               (.08)                  -0-
                                                                     ---------------------------------
Net asset value, end of period ...............................            $ 12.92               $11.34
                                                                     =================================
Total Return
Total investment return based on net asset value(d)  .........              14.71%               13.40%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ....................            $35,790               $2,525
Ratios to average net assets of:
   Expenses, net of waivers/reimbursements ...................               2.56%                3.20%(e)
   Expenses, before waivers/reimbursements ...................               2.60%               10.14%(e)
   Net investment loss(c) ....................................              (1.28)%              (1.08)%(e)
Portfolio turnover rate ......................................                299%                 249%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of fees waived and expenses reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 25

----------------------------
REPORT OF ERNST & YOUNG, LLP
INDEPENDENT AUDITORS
----------------------------

REPORT OF ERNST & YOUNG, LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of AllianceBernstein Disciplined Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Disciplined Value Fund, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 2001 and the related statement of operations and for the year then ended and the statement of changes and financial highlights for periods indicated there in. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Disciplined Value Fund, Inc. at November 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the indicated periods in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
January 11, 2002


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26 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

earnings per share (EPS)

A common measurement of a stock's performance, calculated by taking a company's net income and dividing it by the number of shares the company has outstanding.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a Fund's or an investor's investments.


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                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 27

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


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28 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


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                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 29

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Frank V. Caruso, Senior Vice President
Paul C. Rissman, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Thomas J. Bardong, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


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30 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund will change its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust will change its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund will change its name to Alliance Emerging Market Debt Fund on March 1, 2002.


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                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 31

NOTES


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32 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

NOTES


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                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 33

AllianceBernstein Disciplined Value Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

DVPAR1101